SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 20, 1998

                            IMN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                        022-72849                       112558192
(State or other                (Commission                    (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


                              520 Broadhollow Road
                               Melville, NY 11747
          (Address of principal executive offices, including zip code)

                                 (516) 844-9805
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

            On November 20, 1998, the Company agreed to a repurchase of its Series A Convertible Preferred Stock. Pursuant to the Agreement, the holders of such Preferred Stock agreed to convert the 946 shares of Preferred Stock into 946,000 shares of Common Stock (on the basis of $1.00 per share) and the Company agreed to purchase the 946,000 shares for $1,212,820. The Series A Stockholder also agreed to return for cancellation 55,000 warrants to purchase shares of the Company's common stock.

ITEM 7.  EXHIBITS

         Agreement between the Company and the holder.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 8, 1998


                                                   IMN FINANCIAL CORP.



                                                   By: /S/ EDWARD CAPUANO
                                                       -------------------------
                                                            Edward Capuano
                                                            President



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                                INDEX TO EXHIBITS




99.1     Agreement between the Company and the holder.

                                    AGREEMENT


         AGREEMENT dated November 20, 1998, by and among IMN Financial Corp. (the "Company"), Precision Capital Investors Limited Partnership I (the "Shareholder") and Gersten, Savage, Kaplowitz & Fredericks, LLP, as Escrow Agent (the "Escrow Agent").

         WHEREAS, the Company issued 1,100 shares of the Company's Series A Preferred Stock (the "Preferred Stock") to the Shareholder in December 1997, which Preferred Stock is convertible into shares of the Company's Common Stock, par value $.001 per share (the "Common Stock") and warrants to purchase up to 55,000 shares of the Company's Common Stock ("Warrants"); and

         WHEREAS, after certain conversions made prior to the date hereof, 946 shares of the Preferred Stock (the "Outstanding Shares") are currently outstanding; and

         WHEREAS, subject to and in accordance with the terms provided below, the Shareholder and the Company desire that the Shareholder convert the Outstanding Shares into the Conversion Shares (as defined below) and that the Company redeem the Conversion Shares from the Shareholder and the Shareholder shall return to the Company the Warrants for cancellation;

         NOW, THEREFORE, in consideration of the mutual promises herein provided and for other good and valuable consideration, the receipt of which is acknowledged by each of the Company and the Shareholder, the Company and the Shareholder do agree as follows:

         1. Upon execution of this Agreement, the Company shall pay to the Shareholder a $25,000 non-refundable payment as consideration for the Shareholder entering into this Agreement ("Inducement Payment").

         2. (a) As promptly as practicable after execution of this Agreement, the Shareholder shall deliver to the Escrow Agent (i) a notice of conversion (the "Conversion Notice") converting all of the Outstanding Shares into 946,000 shares of Common Stock (the "Conversion Shares"), at a conversion price of $1 per share; (ii) one or more certificates representing the Outstanding Shares (the "Certificate"), duly endorsed or accompanied by a duly endorsed stock power; and (iii) warrant certificates representing the Warrants ("Warrant Certificates") issued to Shareholder in connection with Shareholders purchase of the Preferred Stock . The shares of Common Stock will contain a Standard 1933 Act legend and a legend relating to this Agreement.

            (b) The Company acknowledges the validity of the Conversion Notice and agrees to honor the conversion contemplated thereby.

            (c) Notwithstanding the foregoing provisions of this Section 2, the Conversion Notice, the Certificate and the Warrant Certificates (collectively, the "Escrow Documents") shall be held in escrow by the Escrow Agent pursuant to the terms of this Agreement and shall be released to the Company only on the conditions provided herein.

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         3. (a) On or before December 18, 1998, or such later date as the
Shareholder may consent to in writing delivered to the Escrow Agent (the "Payment Date"), the Company shall deliver to an escrow account maintained by the Escrow Agent and designated by the Escrow Agent to the Company immediately available funds equal to the sum (the "Payment Amount") of (i) accrued but unpaid dividends on the Outstanding Shares through and including the Payment Date (calculated as if the Payment Date were a date on which such dividends were due and payable; the "Dividends") and (ii) One Million Two Hundred Twelve Thousand Eight Hundred Twenty Dollars (US$1,212,820). The Inducement Payment shall be applied towards the Payment Amount, and the Payment Amount less the Inducement Payment shall be the Net Payment Amount ("Net Payment Amount").

            (b) The Escrow Agent acknowledges and agrees that, provided it has received the Escrow Documents prior to the Fulfillment Date, as defined below, it is receiving the Net Payment Amount on behalf of the Shareholder.

            (c) If the Escrow Agent receives the Net Payment Amount prior to the Escrow Agent's receipt of the Escrow Documents, the Escrow Agent shall notify the Shareholder of such fact. Under such circumstances, the Shareholder shall only be entitled to the Dividend through the date the Net Payment Amount was available in the Escrow Agent's account and not to any additional dividends accruing thereafter. If the Shareholder does not deliver the Escrow Documents to the Escrow Agent within five (5) business days after such notice is given by the Escrow Agent, the Escrow Agent shall release the Net Payment Amount to the Company after such fifth business day and the Escrow Agent will return to the Shareholder any Escrow Documents (including any Escrow Documents received thereafter). If the Shareholder delivers the Escrow Documents to the Escrow Agent by such fifth business day (the date of such delivery, the "Delivery Date"), the provisions of Section 4(a) shall apply.

         4. (a) If the Escrow Documents and the Net Payment Amount are received by the Escrow Agent by the Payment Date or by the Delivery Date, whichever is later (the applicable date, the "Fulfillment Date"), the Escrow Agent shall pay over the Net Payment Amount to the Shareholder by wire transfer (in accordance with written instructions provided separately by the Shareholder to the Escrow Agent), if possible, on the Fulfillment Date and, if not so possible, on the next business day after the Fulfillment Date. After obtaining a wire confirmation number reflecting the wire transfer of the Net Payment Amount to the Shareholder, the Escrow Agent may release the Escrow Documents to the Company. In such event, in consideration of the Shareholder's receipt of the Net Payment Amount, the Company shall not be required to deliver the Conversion Shares to the Shareholder and the Shareholder shall not be deemed to be a holder of the Conversion Shares for any purpose whatsoever.

            (b) If the Net Payment Amount is not received by the Escrow Agent by the Fulfillment Date, the Escrow Agent shall promptly return the Escrow Documents to the Shareholder no later than the business day after the Fulfillment Date. Such return shall be effected by delivering the Escrow Documents by hand delivery to the Shareholder's counsel, Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, New York 10016, Attention: Samuel Krieger, Esq. or Ronald Nussbaum, Esq. The Shareholder will then have the option, in its sole discretion, of considering the Conversion Notice null and void or resubmitting the Conversion Notice on the terms (including conversion price) set forth therein to the Company for all or any portion of the Outstanding Shares.

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         5. The Company hereby represents and warrants to the Shareholder as follows:

            (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

            (ii) This Agreement and the transactions contemplated hereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company.

            (iii) This Agreement is the valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

            (iv) The execution and delivery of this Agreement by the Company, the issuance of the Conversion Shares, and the consummation by the Company of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets.

            (v) No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the consummation of the transactions contemplated by this Agreement.

            (vi) Upon their issuance, the Conversion Shares would represent less than five percent (5%) of the outstanding shares of Common Stock of the Company.

         6. The Shareholder hereby represents and warrants to the Company as follows:

            (i) The Shareholder is a limited partnership duly organized and validly existing under the laws of Ontario and has the requisite power to own its properties and to carry on its business as now being conducted.

            (ii) This Agreement and the transactions contemplated hereby, have been duly and validly authorized by the Shareholder. This Agreement has been duly executed and delivered by the Shareholder.


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            (iii) This Agreement is the valid and binding agreement of the
Shareholder enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

            (iv) The execution and delivery of this Agreement by the Shareholder, the issuance of the Conversion Shares, and the consummation by the Shareholder of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Shareholder of any of the terms or provisions of, or constitute a default under (i) the partnership agreement of the Shareholder, as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Shareholder is a party or by which it or any of its properties or assets are bound, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Shareholder or any of its properties or assets.

            (v) No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Shareholder is required to be obtained by the Shareholder for the consummation of the transactions contemplated by this Agreement.

         7. The Escrow Agent agrees to act as escrow agent and to carry out the actions contemplated hereby. The Company and the Shareholder agree that the Escrow Agent shall have no liability hereunder except in the case of gross negligence or malfeasance on its part.

         8. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of,

            (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission;

            (b) the fourth business day after deposit, postage prepaid, in the
               United States or Canadian Postal Service by registered or certified mail; or

            (c) the third business day after mailing by international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto.


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            COMPANY:          IMN Financial Corp.
                              520 Broadhollow Road
                              Melville, New York 11746
                              Attention: President
                              Telephone No.: (516) 844-9805
                              Telecopier No.: (516) 844-9838

            SHAREHOLDER:      Precision Capital Investors Limited Partnership I
                              3485 Bathurst Street, Suite 202
                              Toronto, Ontario, Canada M3H 3N2
                              Telephone No.: (416) 630-5555
                              Telecopier No.: (416) 630-4626

            WITH A COPY TO:   Krieger & Prager, Esqs.
                              319 Fifth Avenue
                              New York, New York 10016
                              Attention: Samuel Krieger, Esq.
                              Telephone No.: (212) 689-3322
                              Telecopier No.: (212) 213-2077

            ESCROW AGENT:     Gersten, Savage, Kaplowitz & Fredericks, LLP
                              101 East 52nd Street, 9th Floor
                              New York, New York 10022
                              Attention: Arthur S. Marcus, Esq.
                              Telephone No.: (212) 752-9700
                              Telecopier No.: (212) 752-9713

         9. (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Shareholder for any reasonable legal fees and disbursements incurred by the Shareholder in enforcement of or protection of any of its rights under this Agreement.

            (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.


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            (c) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

            (d) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

            (e) A facsimile transmission of this signed Agreement shall be legal and binding on all parties thereto.

            (f) This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

            (g) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or enforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            (h) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

            (i) This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                         [SIGNATURES ON FOLLOWING PAGE]



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


            IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized signatory as of the date first above written.

                          IMN FINANCIAL CORP.



                          By: /S/ EDWARD R. CAPUANO
                              ---------------------
                                  Edward R. Capuano, President

                          PRECISION CAPITAL INVESTORS
                            LIMITED PARTNERSHIP I


                          By: /S/ PAUL JACOBS
                              ---------------
                          GERSTEN, SAVAGE, KAPLOWITZ &
                          FREDERICKS, LLP, AS ESCROW AGENT


                          By:/S/ GERSTEN, SAVAGE, KAPLOWITZ & FREDERICKS, LLP
                             ------------------------------------------------


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